JURISDICTION OF
                                          INCORPORATION OR             PERCENT
COMPANY                                   ORGANIZATION                 OWNED
-------                                   ----------------             -------

Alliance Chartering LLC                   Marshall Islands               50%
Alma Shipping LLC                         Marshall Islands              100%
Amazon Transport, Inc.                    Liberia                        49%
Au Sable Shipping LLC                     Marshall Islands'             100%
Argus Port and Lightering
  Services Ltd.                           Liberia                       100%
Cairo Sea Shipping LLC                    Marshall Islands              100%
Colorado Shipping LLC                     Marshall Islands              100%
Colorado Shipping Ltd.                    Liberia                       100%
Columbia Shipping LLC                     Marshall Islands              100%
Czantoria Shipping LLC                    Marshall Islands              100%
Danube Shipping LLC                       Marshall Islands              100%
Darien Shipping Ltd.                      Liberia                       100%
Elbe Shipping LLC                         Marshall Islands              100%
Elbe Shipping LLC                         Delaware                      100%
Geraldton Navigation Company Inc.         Panama                       49.9%
Isere Shipping LLC                        Marshall Islands              100%
Limar Shipping LLC                        Marshall Islands              100%
Limar Shipping Ltd.                       Liberia                       100%
Loire Shipping LLC                        Marshall Islands              100%
Loire Transport, Inc.                     Liberia                       100%
Mackenzie Navigation Co. Pte. Ltd.        Singapore                     100%
Mendala II Transport, Inc.                Liberia                       100%
Mendala III Transport, Inc.               Liberia                       100%
Mosaic Alliance Corp.                     Liberia                       100%
Nile Shipping LLC                         Marshall Islands              100%
Nile Transport, Inc.                      Liberia                       100%
OMI Avon Transport, Inc.                  Liberia                       100%
OMI-Heidmar Shipping LLC                  Marshall Islands               50%
OMI Marine Services LLC                   Delaware                      100%
OMI Trent Transport, Inc.                 Liberia                       100%
OMI (U.K) Ltd.                            Liberia                       100%
Pagoda Shipping LLC                       Marshall Islands              100%
Patricia Shipping LLC                     Marshall Islands              100%
Paulina Shipping LLC                      Marshall Islands              100%
Pecos Shipping LLC                        Marshall Islands              100%
Pecos Shipping Ltd.                       Liberia                       100%
Rio Grande Transport, Inc.                Liberia                       100%
Roanoke Shipping Ltd.                     Liberia                       100%
Sabine Shipping LLC                       Marshall Islands              100%
Sabine Shipping Ltd.                      Liberia                       100%
Sacramento Shipping LLC                   Marshall Islands              100%
Sacramento Shipping Ltd.                  Liberia                       100%
Saugatuck Shipping Ltd.                   Liberia                       100%
Saybrook Shipping Ltd.                    Liberia                       100%
Seine Shipping LLC                        Marshall Islands              100%


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Severn Shipping LLC                        Marshall Islands              100%
Shannon Shipping LLC                       Delaware                      100%
Shannon Shipping LLC                       Marshall Islands              100%
Sokolica Shipping LLC                      Marshall Islands              100%
Sokolica Transport, Inc.                   Liberia                       100%
Soyang Shipping LLC                        Marshall Islands              100%
Tiber Shipping LLC                         Marshall Islands              100%
Trent Shipping LLC                         Marshall Islands              100%
Trinidad Sea Shipping LLC                  Marshall Islands              100%
UBC Chartering LLC                         Marshall Islands              100%
UBC Chartering Ltd.                        Liberia                       100%
Volga Shipping LLC                         Marshall Islands              100%
Volga Transport, Inc.                      Liberia                       100%
White Sea Holdings Ltd.                    Liberia                        49%
Wilomi Inc.                                Liberia                       100%